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                                                               [Amendment No. 9]

                              September 30, 1997

Brown Brothers Harriman & Co.
59 Wall Street
New York, NY 10005
Attn: Jeffrey C. Lockwood

Coutts & Co.
440 Strand
London WC2R 0QS
Attn: A.D. Hills

NBD Bank/The First National Bank of Chicago
c/o First Chicago National Markets, Inc.
One First National Plaza
Mail Suite 0162
Chicago, IL 60670
Attn: Robert O'Connell

SunTrust Bank, Atlanta
25 Park Place
24th Floor, Center 120
Atlanta, Georgia 30303
Attn: John A. Fields, Jr.

Comerica Bank - Texas
8828 Stemmons Freeway, Suite 441
Dallas, Texas 75247
Attn: David B. Terry

    Re: Credit Agreement dated as of March 31, 1994, by and among Vari-Lite, Inc. ("VLI"), Showco, Inc. ("SHOWCO"), Vari-Lite Asia, Inc. ("VLA"), Vari-Lite Europe Limited ("VLE"), Theatre Projects Lighting Services Limited ("THEATRE PROJECTS") and Brilliant Stages Limited ("BRILLIANT STAGES") (VLI, Showco, VLA, VLE, Theatre Projects and Brilliant Stages are sometimes referred to herein individually as a "BORROWER" and collectively as "BORROWERS"), Vari-Lite International, Inc. ("VLH"), Vari-Lite Europe Holdings Limited ("VLEH"), Brown Brothers Harriman & Co. ("BBH"), Coutts & Co. ("COUTTS"), NBD Bank, N.A. ("NBD"), Trust Company Bank (the name of which is now SunTrust Bank, Atlanta) ("SUNTRUST") and Comerica Bank-Texas ("COMERICA") (BBH, Coutts, FNBC, SunTrust and Comerica are hereinafter individually referred to as "LENDER" and collectively referred to as "LENDERS"), and BBH in its capacity as agent for Lenders (in such capacity, the "AGENT"), as amended by: (a) that certain letter agreement dated July 1, 1994, marked "[Amendment No. 1]", among Borrowers, VLH and VLEH, as guarantors, Lenders, and Agent; (b) that certain letter agreement dated September 30, 1994 marked "[Amendment No. 2]" among Borrowers, VLH, VLEH, Ignition! Creative Group, Inc. (formerly known as Showco Creative Services, Inc.) ("ICG"), as a Guarantor, and Irideon, Inc. ("IRIDEON") as a Guarantor, Lenders, and Agent; (c) that certain letter agreement dated February 22, 1995

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September 30, 1997
Page 2

         marked "[Amendment No. 3]" among Borrowers, Guarantors, Concert Production Lighting, Inc., a Delaware corporation ("CPL"),as a Guarantor (VLH, VLEH, ICG, Irideon, and CPL are sometimes referred to herein collectively as "GUARANTORS"), Lenders, and Agent; (d) that certain letter agreement dated November 22, 1995 marked
         "[Amendment No. 4]" among Borrowers, Guarantors, Lenders, and Agent;
         (e) that certain letter agreement dated December 18, 1995 marked "[Amendment No. 5]" among Borrowers, Guarantors, Lenders, and Agent;
         (f) that certain letter agreement dated May 20, 1996 marked "[Amendment No. 6]" among Borrowers, Guarantors, Lenders, and Agent;
         (g) that certain letter agreement dated July 31, 1996 marked "[Amendment No. 7]" among Borrowers (including the addition thereto of Irideon Limited, a newly formed subsidiary of VLEH as a Borrower, which is hereafter included in collective references to the "BORROWERS"), Guarantors, Lenders, and Agent; and (h) that certain letter agreement dated January 16, 1997 marked "[Amendment No. 8]" among Borrowers, Guarantors, Lenders, and Agent (the "CREDIT AGREEMENT"). Unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement.

Gentlemen:

As you are aware, Borrowers and Guarantors have requested amendments to the Credit Agreement in order to permit: (a) Borrowers to guaranty separate lease financing facilities by third parties to lessees of VLI; and (b) Borrower to grant liens in and to leased equipment, leases, and lease receivables to secure:
(i) lease financing facilities provided by third parties to lessees of VLI;
(ii) guaranty obligations referred to in (a) above; and (iii) obligations of lessees under and with respect to leases and lease receivables sold and assigned by VLI. In addition Borrowers have requested approval of the merger of CPL into VLI, with VLI begin the surviving entity.

SECTION 11.5 of the Credit Agreement provides that no Borrower or Guarantor will, and no Subsidiary will be permitted to, merge or consolidate with or into, or convey, transfer, lease, or otherwise dispose of all or substantially all of its assets to, or acquire all or substantially all of the assets or capital stock of, any Person. SECTION 11.6 of the Credit Agreement provides that no Borrower or Guarantor will, or will permit any Subsidiary to, make any Investment, in excess of certain permitted amounts set forth therein.
Investment is defined to include any capital contribution to any other Person and any ownership or similar investment in any other Person.

Borrowers and Guarantors have requested that Agent and Lenders execute this letter agreement (hereinafter, "Amendment No. 9") in the space indicated below to evidence their agreement to the modifications and amendments contained herein, and to the merger of CPL into VLI.

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrowers, Guarantors, Lenders, and Agent agree to the following:

1.  AMENDMENTS TO DEFINITIONS.

    a. The definitions contained in EXHIBIT A to the Credit Agreement shall be supplemented effective the date hereof with the following definitions:

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September 30, 1997
Page 3

         "CONTINGENT PAYMENT DEBT" is defined in SECTION 11.2(d).

         "LEASE" means a lease for equipment manufactured by VLI, entered into between a Lessee and VLI.

         "LEASE RECEIVABLES" means the right of VLI to receive rental payments under Leases.

         "LESSEE" means a Person: (a) that has entered into or agreed to enter into one or more Leases as a lessee; (b) the credit of which is acceptable to VLI; and (c) the indebtedness of which can be guaranteed by VLI pursuant to the terms of its articles of incorporation, bylaws, and other governing documents.

    b. The following definitions contained in EXHIBIT A to the Credit Agreement shall be amended in their entireties as follows:

         "LIABILITIES" means Debts, together with trade payables and other obligations payable less than one year from the date of the creation thereof, which would, in accordance with GAAP, be shown on a balance sheet as a liability, PROVIDED, HOWEVER, that neither the deferred revenue liability or the customer deposit liability on VLI's balance sheet resulting from the operating lease treatment of Leases under GAAP shall be considered a "LIABILITY" hereunder.

    c. All references to "TRUST CO." shall be deemed to be references to "SUNTRUST."

2.  AMENDMENTS.

    a. SECTION 9.2 of the Credit Agreement shall be, and is hereby, amended to add a new SUBSECTION (h), and to re-letter the existing SUBSECTION (h) as SUBSECTION (i). The new SUBSECTION (h) shall read as follows:

         "(h) COPIES OF LEASE RECEIVABLE DOCUMENTS AND LEASE FINANCING GUARANTIES. Promptly upon the closing of a transaction pursuant to which VLI provides a guaranty or enters into documentation creating Contingent Payment Debt described in SECTION 11.2(d)(ii) or (iii), copies of such guaranty, Contingent Payment Debt documentation, and the related Lease Receivable sale documents or lease financing documents."

    b. SECTION 11.1(d) of the Credit Agreement shall be, and is hereby amended to read in full as follows:

         "(d) (i) Liens securing Debt described in SECTION 11.2(d)(i);
         (ii) Liens securing payment of Lease Receivables that have been sold and assigned by VLI or that are payable under Leases that have been sold and assigned by VLI, PROVIDED that such Liens shall only encumber the equipment that is the subject of such Leases and any rights retained by VLI in and to such Leases; (iii) Liens securing payment of lease financing facilities provided by third-party lenders to Lessees, whether or not such lease financing facilities have been guaranteed by VLI or are recourse to the credit or other Assets of VLI; and
         (iv) Liens securing guaranty obligations of VLI with respect to guaranties permitted by SECTION 11.2(d)(ii); PROVIDED that,

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September 30, 1997
Page 4

in the case of Liens described in CLAUSES (ii), (iii) and (iv) above, such Liens: shall only encumber the equipment which is the subject of the Leases to which such Lessees are parties and any rights retained by VLI in and to such Leases. All of such Liens described above shall be permitted only if: (1) the related guaranty or documents relating to the sale of the Lease or Lease Receivables require that the Assets subject to the related Lease or Leases be returned free and clear of all Liens upon the satisfaction of the obligations under such guaranty or sale documents; and (2) demand may be made under a guaranty only if the related Lease or Leases are in default. Provided that no Default or Event of Default has occurred which is continuing, upon request of VLI, each Collateral Agent shall release any and all Liens held by it in and to: (y) any equipment, Leases, or Lease Receivables to be pledged to any third-party lender pursuant to CLAUSES (ii), (iii), or (iv) of this SUBSECTION (d) at the time such Liens are granted to such third-party lender; or (z) any Leases or Lease Receivables sold by VLI at the time of such sale. If the Liens on such Assets are later released by such third-party lenders and ownership of such Assets is restored free and clear to VLI, VLI shall take all necessary actions to regrant a security interest in such Assets to Lenders."

    c. SECTION 11.2(d) of the Credit Agreement shall be, and is hereby amended to read in full as follows:

         "(d) Debt incurred: (i) upon acquisition or within 90 days thereof to finance the purchase or lease of fixed or capital assets (excluding lighting and sound equipment and other equipment which is typically leased or rented by the Vari-Lite Corporate Group to its customers) up to a maximum aggregate amount for the consolidated Vari-Lite Corporate Group at any one time outstanding of $4,000,000; provided, however, that no greater than $2,000,000 of such Debt may be incurred in any fiscal year; (ii) Debt in the form of guaranties by VLI to third-party lenders that make lease financing facilities available to Lessees; and
         (iii) contingent Debt arising from the right of VLI to make rental payments under Lease Receivables that have been sold and assigned by VLI or which are payable under Leases that have been sold and assigned by VLI, in order to cure defaults and prevent foreclosures of pledged equipment ("CONTINGENT PAYMENT DEBT"); in the case of Debt under CLAUSES (ii) and (iii) above, not to exceed an aggregate amount of $6,000,000 at any one time. Debt under CLAUSES (ii) and (iii) above shall be permitted so long as: (1) the guaranty documents necessary for the transactions in CLAUSE (ii) and the language in Lease Receivable or Lease sale documents creating the Contingent Payment Debt may include a provision allowing the guarantors to assume the payment obligations of a Lessee in the event of a default under the related lease financing; (2) each guaranty and the amount of any Contingent Payment Debt shall be for an amount less than or equal to eighty percent (80%) of the total original face amount of the related Lease or Leases; and (3) the financing supported by such guaranty or such Contingent Payment Debt obligation is for a term of no longer than three (3) years."

3. WAIVER. The provisions of SECTION 11.5 and SECTION 11.6, and any other provisions of the Credit Agreement or any Loan Document which could restrict the ability of the Borrowers from completing the merger of CPL into VLI, are waived to the extent and only to the extent necessary to permit such merger.

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September 30, 1997
Page 5

4. REPRESENTATIONS AND WARRANTIES. In order to induce each Lender to enter into this Amendment No. 9, each Borrower and each Guarantor hereby represents and warrants to each Lender as follows:

    a.   The representations and warranties of Borrowers and VLH contained in
    ARTICLE 8 of the Credit Agreement (except for those Sections or parts thereof which, by their terms, relate to a specified date) are true and correct in all material respects on and as of the date hereof, as though made on and as of such date.

    b. No event has occurred and is continuing, or would result from the execution of this Amendment No. 9 (and after giving effect to the provisions hereof), which, absent this Amendment, constitutes a Default or Event of Default.

    c. No material adverse change has occurred with respect to the financial condition, business, properties or operations of the Vari-Lite Corporate Group, on a consolidated basis, since the date of the most recent financial statements delivered to Agent pursuant to SECTION 9.2 of the Credit Agreement.

    d. Each Borrower and each Guarantor executing this Amendment No. 9 is duly authorized and empowered to execute this Amendment No. 9, and the execution hereof will not violate any Governmental Requirement, the violation of which would have a Material Adverse Effect.

5. REAFFIRMATION OF SECURITY DOCUMENTS AND GUARANTEES. Each Borrower and each Guarantor, after giving effect to the amendments set forth herein, hereby: (a) reaffirms each Guaranty and each Security Document previously executed and delivered by such Borrower or Guarantor (as applicable); (b) acknowledges and agrees that, to the extent the Guaranties and Security Documents executed and delivered by such Borrower or Guarantor (as applicable) guarantee, or secure payment of amounts outstanding under the Multicurrency Revolver Commitment or the VLI Term Loan, such Guarantees and Security Documents continue to secure payment of and guaranty (as applicable) amounts outstanding under the Multicurrency Revolver Commitment and VLI Term Loan as redefined herein; and (c) reaffirms and acknowledges that the Guarantees and Security Documents executed and delivered by such Borrower or Guarantor (as applicable) continue to evidence the valid, binding and enforceable obligation of such Borrower or Guarantor (as applicable), subject only to applicable Debtor Laws.

6. REAFFIRMATION OF CREDIT AGREEMENT. The Credit Agreement, as amended by this Amendment No. 9 is ratified and confirmed and all of the rights and powers created hereby or thereunder shall be and remain in full force and effect. From and after the date hereof, all references in the Credit Agreement to the Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment No. 9, and all prior Amendments.

7. NO UNINTENDED WAIVERS. The execution, delivery and effectiveness of this Amendment No. 9 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or Lenders under the Credit Agreement, as amended hereby, or under any of the Loan Documents to which any Borrower or Guarantor is a party.

8. CONDITIONS PRECEDENT. Each of the modifications and amendments set forth herein is subject to the satisfaction of each of the following conditions precedent:

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September 30, 1997
Page 6

    a. The Borrowers shall have paid to the Agent for the account of each Lender an amendment fee which shall be distributed by the Agent to the Multicurrency Revolver Lenders and to Coutts in accordance with the following table:

              LENDER              AMENDMENT FEE
              BBH                    $4,000
              FNBC                   $6,000
              Comerica               $4,000
              SunTrust               $4,000
              Coutts                 $2,000

    The fees described in this Section represent compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit and do not constitute compensation for the use, detention or forbearance of money, and the obligation of the Borrowers to pay such fees shall be in addition to, and not in lieu of, the obligation of any Borrower to pay interest, other fees described in the Agreement, and expenses described in the Agreement. All such fees shall be part of the Obligations and shall be nonrefundable.

    b. Borrowers and Guarantors shall have paid all reasonable costs and expenses of Agent (including, without limitation, all reasonable fees, costs and expenses of Agent's legal counsel, subject to a fee cap (exclusive of disbursements or expenses) of US$12,500 for Haynes and Boone, L.L.P.) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 9, and all other Loan Documents executed in connection herewith. Such fees and expenses shall be payable on the effective date of this Amendment No. 9.

    c. The Agent shall have received such other documents as it may reasonably request.

9. GOVERNING LAW. THIS AMENDMENT NO. 9 SHALL BE DEEMED TO BE AN AGREEMENT EXECUTED BY THE PARTIES HERETO UNDER THE LAWS OF THE STATE OF NEW YORK, AND SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW.

10. COUNTERPARTS. This Amendment No. 9 shall become effective as of the date first written above when a counterpart of this Amendment No. 9 has been executed by all parties listed on the signature pages hereto. It is not necessary that all signatures appear on the same counterpart. Each such counterpart shall be deemed to be an original, and all counterparts, when taken together, shall constitute but one and the same instrument.

11. COMPLETE AGREEMENT. THIS AMENDMENT NO. 9, TOGETHER WITH THE CREDIT AGREEMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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September 30, 1997
Page 7

    This Amendment No. 9 has been executed by the duly authorized officers of Borrowers and Guarantors. Please acknowledge your agreement to the terms and conditions contained herein by executing this Amendment No. 9 in the space indicated below.



                     REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                              SIGNATURE PAGE(S) FOLLOW.


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                                      Very truly yours,

                                      BORROWERS:

                                      VARI-LITE, INC.


                                      By: /s/ H. R. Brutsche
                                          ------------------------------------
                                          H.R. Brutsche III
                                          President

                                      SHOWCO, INC.


                                      By: /s/ Mike Herman
                                          ------------------------------------
                                          Michael P. Herman
                                          Vice President - Finance

                                      VARI-LITE ASIA, INC.


                                      By: /s/ H. R. Brutsche
                                          ------------------------------------
                                          H.R. Brutsche III
                                          Chairman of the Board and
                                          Representative Director

                                      VARI-LITE EUROPE LIMITED
                                      THEATRE PROJECTS LIGHTING SERVICES LIMITED
                                      BRILLIANT STAGES LIMITED
                                      IRIDEON LIMITED


                                      By: /s/ H. R. Brutsche
                                          ------------------------------------
                                          H.R. Brutsche III
                                          Director


                         Amendment No. 9 Signature Page
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                                       GUARANTORS:

                                       VARI-LITE INTERNATIONAL, INC.
                                       IRIDEON, INC.
                                       CONCERT PRODUCTION LIGHTING, INC.



                                       By: /s/ H. R. Brutsche
                                           ------------------------------------
                                           H.R. Brutsche III
                                           President

                                       VARI-LITE EUROPE HOLDINGS LIMITED


                                       By: /s/ H. R. Brutsche
                                           ------------------------------------
                                           H.R. Brutsche III
                                           Director

                                       IGNITION! CREATIVE GROUP, INC.


                                       By: /s/ Michael P. Herman
                                           ------------------------------------
                                           Michael P. Herman
                                           Vice President - Finance


                         Amendment No. 9 Signature Page
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ACKNOWLEDGED AND AGREED:

AGENT:

PER PRO BROWN BROTHERS HARRIMAN & CO.


        By: /s/ Richard J. Ragoza
            ---------------------------
            Richard J. Ragoza
            Senior Credit Officer

LENDERS:

PER PRO BROWN BROTHERS HARRIMAN & CO.


        By: /s/ Richard J. Ragoza
            ---------------------------
            Richard J. Ragoza
            Senior Credit Officer




                         Amendment No. 9 Signature Page
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COUTTS & CO.


By: /s/ A. D. Hills
    -----------------------------------
    Name:  MR. A.D. HILLS
    Title: CLIENT MANAGER








                         Amendment No. 9 Signature Page
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SUNTRUST BANK, ATLANTA
(formerly known as Trust Company Bank)


By: /s/ Todd C. Davis
    -----------------------------------
    Name:  TODD C. DAVIS
    Title: Assistant Vice President


By: /s/ Steven J. Newby
    -----------------------------------
    Name:  STEVEN J. NEWBY
    Title: Corporate Banking Officer







                         Amendment No. 9 Signature Page
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NBD BANK, N. A.


By: /s/ Stephen E. McDonald
    -----------------------------------
    Name:  STEPHEN E. MCDONALD
    Title: 1st Vice President




                         Amendment No. 9 Signature Page
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COMERICA BANK-TEXAS


By: /s/ David Terry
    -----------------------------------
    Name:  DAVID TERRY
    Title: Vice President




                         Amendment No. 9 Signature Page